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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): AUGUST 30, 2002



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



        TEXAS                       000-24677                  76-0306721
      (State of                    (Commission               (I.R.S. Employer
    Incorporation)                   File No.)              Identification No.)


                5151 SAN FELIPE, 25TH FLOOR
                      HOUSTON, TEXAS                      77056
         (Address of Principal Executive Offices)       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000




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ITEM 5. OTHER EVENTS.

         On August 30, 2002, BindView Development Corporation ("BindView") adopted a common stock repurchase plan pursuant to SEC Rule 10b5-1. The plan provides for purchases by BindView of up to an aggregate of $2 million of its common stock (inclusive of transaction expenses) during the period from September 3, 2002 through October 28, 2002, subject to the volume limitations of SEC Rule 10b18 and to criteria established by BindView's board of directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BINDVIEW DEVELOPMENT CORPORATION



Dated:  September 4, 2002              By: /s/ EDWARD L. PIERCE
                                           -------------------------------------
                                               Edward L. Pierce,
                                            Senior Vice President
                                         and Chief Financial Officer




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